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                                                                    EXHIBIT 10.4

           AMENDMENT NO. 1 TO TRANSFER AND ADMINISTRATION AGREEMENT


          AMENDMENT NO. 1 (this "Amendment"), dated as of September 25, 1996, TO
                                 ---------
TRANSFER AND ADMINISTRATION AGREEMENT dated as of April 1, 1996, by and among CSI FUNDING INC., a Delaware corporation, as transferor (hereinafter, together with its successors and assigns in such capacity, called the "Transferor"),
                                                              ----------
COMPUCOM SYSTEMS, INC., a Delaware corporation, as collection agent (hereinafter, together with its successors and assigns in such capacity, called the "Collection Agent"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation
     ----------------
(hereinafter, together with its successors and assigns, called the "Company")
                                                                    -------
and NATIONSBANK, N.A., a national banking association, as agent for the benefit of the Company and the Bank Investors (hereinafter, together with its successors and assigns in such capacity, called the "Agent").
                                          -----


                             W I T N E S S E T H :
                             --------------------


          WHEREAS, the Transferor, the Collection Agent, the Company and the Agent have entered into a Transfer and Administration Agreement, dated as of April 1, 1996 (the "Agreement"); and
                    ---------

          WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
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          SECTION 1.  Defined Terms.  Unless otherwise defined herein, the terms
                      -------------
used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement.

          SECTION 2.  Amendments to Agreement.  The Agreement is hereby amended,
                      -----------------------
effective on the Effective Date, as follows:

          (a) Section 1.1 of the Agreement shall be amended in the definition of "Loss Reserve" by deleting the reference to "$7,500,000" and by replacing it with "$10,000,000".

          (b) Section 1.1 of the Agreement shall be amended in the definition of "Maximum Net Investment" by deleting the reference to "$75,000,000" and by replacing it with "$100,000,000".

          (c) Section 1.1 of the Agreement shall be amended in the definition of "Related Security" after the word "UCC" and before the parenthesis by inserting the words "and/or the Inventory Financing Agreements".

          (d) Section 1.1 of the Agreement shall be amended in the definition of "Termination Date" by deleting the reference to "April 1, 1998" in clause (v) thereof and by replacing it with "September 17, 1999".

          (e) Section 5.1(e) of the Agreement shall be amended in the seventeenth line thereof by deleting the words "any of the" and by replacing them with the words "the appropriate".

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          (f)  Pursuant to the terms of Section 5.1(j) of the Agreement, the
Agent hereby consents to the making by the Transferor of dividends or distributions in respect of its common stock; provided that no such dividend or
                                              --------
distribution shall be made by the Transferor if, after giving effect thereto, the Transferor would become insolvent or would otherwise have a material adverse effect on the Transferor or its financial condition.

          (g) Section 6.2 (c) shall be amended in the fourth and fifth lines by deleting the words "a firm of independent public accountants" and by inserting the words "either the Business Credit Field Exam Group of NationsBank of Texas, N.A. or such other Person as may be approved by the Agent".

          (h) Section 8.1(b) of the Agreement shall be amended in the third and sixth lines thereof after the word "applicable" and before the words "law, rule or regulation" by inserting the words "and material".

          (i) Section 7.1(t) of the Agreement shall be amended in the sixth line thereof by deleting the words "any Person, and such Person shall commence" and by replacing them with the words "any Person (other than NationsBank of Texas, N.A., as Administrative Lender on behalf of the several Lenders named in the Credit Agreement)(as such terms are defined in the Master Security and Administration Agreement), and NationsBank of Texas, N.A. or any such other Person shall commence".

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          SECTION 3.  Effectiveness.  This Amendment shall become effective on
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the first date on which (i) the parties hereto shall have executed and delivered one or more counterparts to this Amendment and each shall have received one or more counterparts of this amendment executed by the others and (ii) the Company and the Agent shall have received such certificates, opinions of counsel and other documents with respect to this Amendment, the Agreement and the transactions contemplated hereby and thereby as each may reasonably request.

          SECTION 4.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          SECTION 5.  Consents; Binding Effect.  The execution and delivery by
                      ------------------------
the Seller and the Purchaser of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          SECTION 6.  Governing Law.  This Amendment shall be governed by and
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construed in accordance with the laws of the State of New York.

          SECTION 7.  Severability of Provisions.   Any provision of this
                      --------------------------
Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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          SECTION 8.  Captions.  The captions in this Amendment are for
                      --------
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 9.  Agreement to Remain in Full Force and Effect.  Except as
                      --------------------------------------------
amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
1 to Transfer and Administration Agreement to be executed as of the date and year first above written.

                         ENTERPRISE FUNDING CORPORATION,
                          as Company

                         By /s/ Stewart L. Cutler
                            ----------------------------------------------------
                          Name: Stewart L. Cutler
                          Title: Officer


                         CSI FUNDING INC., as Transferor


                         By /s/ Robert J. Boutin
                            ----------------------------------------------------
                          Name: Robert J. Boutin
                          Title: President


                         COMPUCOM SYSTEMS, INC.,
                          as Collection Agent


                         By /s/ Robert J. Boutin
                            ----------------------------------------------------
                          Name: Robert J. Boutin
                          Title: Senior Vice President,
                             Finance and Chief Financial
                             Officer


                         NATIONSBANK, N.A., as Agent
                          and as Bank Investor

Commitment:              By: /s/ Michele M. Heath
                            ----------------------------------------------------
$100,000,000              Name: Michele M. Heath
                          Title: Vice President

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